UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 8, 2021

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 (c)    Appointment of Certain Officers

As previously reported, on October 8, 2021 Michelle R. Stewart was appointed Vice President, Corporate Controller and Chief Accounting Officer (principal accounting officer) of Eastman Chemical Company (the “Company”). Ms. Stewart, age 50, joined Eastman in 1995 and has served in a number of positions with increasing responsibility in the financial organization, including Director, External Reporting & General Accounting; Director, Corporate Analysis; Director, Corporate Audit Services; Americas Controller; and Assistant Controller. Prior to joining Eastman, Michelle was an auditor with KPMG Peat Marwick.

The Compensation and Management Development Committee determined Ms. Stewart’s annual base salary and target incentive pay opportunity as Vice President, Corporate Controller and Chief Accounting Officer for the remainder of 2021 consistent with the Committee’s bases for determining such amounts of executive officer compensation as described in the “Compensation Discussion & Analysis” section of the 2021 Annual Meeting Proxy Statement.

Ms. Stewart’s husband and brother-in-law are each employed by the Company in non-executive officer positions and received total compensation for 2020 exceeding the $120,000 threshold of applicable SEC rules for disclosure of transactions with immediate family members and less than $210,000. The terms of the employment of Ms. Stewart’s immediate family members, including compensation and benefits, were in all respects according to standard Company employment policies and practices applicable to professional employees with comparable qualifications and responsibilities and holding similar positions. Ms. Stewart’s husband and brother-in-law each work in an organization that is not in Ms. Stewart’s line of management, and in each case Ms. Stewart made no, and will not make any, hiring, compensation, promotion, or evaluation decisions regarding her husband or brother-in-law.

Item 9.01 (d)    Exhibits

The following exhibits are filed pursuant to Item 9.01:

104        Cover Page Interactive Data File

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Brian L. Henry
Brian L. Henry
Senior Securities-Governance Counsel and Assistant Secretary
Date: October 14, 2021